UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                January 16, 2002
                                ----------------
                                 Date of Report



                                 Rent-Way, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)




     Pennsylvania                  000-22026                     25-1407782
---------------------       ------------------------      ----------------------
(State or other             (Commission File Number)       (IRS Employer
   jurisdiction of                                           Identification No.)
         corporation)




One RentWay Place, Erie, Pennsylvania                              16505
--------------------------------------------------------------------------------
(Address of principal executive offices)                          Zip Code



Registrant's telephone number, including area code:            (814) 455-5378
                                                          ----------------------










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Item 5.           Other Events

John Higbee Joins Rent-Way, Inc.'s Board of Directors

Erie, Pennsylvania, January 15, 2002 -- Rent-Way Inc. (NYSE:RWY) today announced that John Higbee has joined its Board of Directors. Mr. Higbee recently retired as a partner at Arthur Andersen, LLP, where he was employed for 35 years.

William E. Morgenstern, chairman and CEO of Rent-Way, commented, "We are delighted to add John Higbee to our Board. He brings us extensive experience with publicly traded companies in a variety of industries."

During his career, Mr. Higbee served clients in retailing, manufacturing and technology industries. He has also served as the president of the National Kidney Foundation of Western Pennsylvania and on a number of other non-profit boards.

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1074 stores in 42 states.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                    Rent-Way, Inc.
                                         -----------------------------------
                                                     (Registrant)





     January 16, 2002                          /s/ John A. Lombardi
 -----------------------                 -----------------------------------
           Date                                       (Signature)
                                                   John A. Lombardi
                                         Chief Accounting Officer and Controller





     January 16, 2002                       /s/ William A. McDonnell
 -------------------------               ---------------------------------------
           Date                                       (Signature)
                                                William A. McDonnell
                                      Vice President and Chief Financial Officer